Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2
TO CREDIT AGREEMENT

This AMENDMENT NO. 2 dated as of February 12, 2013 (this “Second Amendment”) to the Credit Agreement dated as of January 31, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) is entered into among CENTENE CORPORATION (the “Company”), the financial institutions from time to time party thereto (the “Lenders”) and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Company, each Lender party hereto and the Administrative Agent wish to amend, in certain respects, the Credit Agreement as described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:

Section 1.Definitions. Capitalized terms used in this Second Amendment and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2.Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as defined in Section 5), the Credit Agreement shall be amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the pricing grid set forth in the definition of “Applicable Margin” in its entirety as follows:

Level	Total Debt to EBITDA Ratio	LIBOR Margin	Base Rate Margin	Non-Use Fee Rate	L/C Fee Rate
I	Greater than or equal to 3.0:1	3.50%	2.50%	0.50%	3.50%
II	Greater than or equal to 2.5:1 but less than 3.0:1	3.25%	2.25%	0.50%	3.25%
III	Greater than or equal to 2.0:1 but less than 2.5:1	3.00%	2.00%	0.375%	3.00%
IV	Greater than or equal to 1.5:1 but less than 2.0:1	2.75%	1.75%	0.375%	2.75%
V	Greater than or equal to 1.0:1 but less than 1.5:1	2.50%	1.50%	0.375%	2.50%
VI	Less than 1.0:1	2.25%	1.25%	0.25%	2.25%

(b)Section 11.14.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

11.14.2     Total Debt to EBITDA Ratio. Not permit the Total Debt to EBITDA Ratio for any Computation Period ending as of the date below to exceed the ratio set forth below opposite such date (it being understood that in each Computation Period, the Total Debt to EBITDA Ratio shall be calculated after giving effect to the Centene Plaza Subsidiary Exclusion):

Computation Period Ending	Maximum Total Debt to EBITDA Ratio
December 31, 2012 and each Computation Period ended prior thereto	2.75 : 1:00
March 31, 2013	3.85 : 1.00
June 30, 2013	3.50 : 1.00
September 30, 2013	3.25 : 1.00
December 31, 2013 and each Computation Period ended thereafter	3.00 : 1.00

(c)Section 11.1(c)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) after giving effect thereto on a pro forma basis, the Company and the other Loan Parties shall be in compliance with a Total Debt to EBITDA Ratio not greater than the applicable ratio set forth in Section 11.14.2 for any Computation Period as of the last day of the Computation Period,”

(d)Section 11.1(d)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) after giving effect thereto on a pro forma basis, the Company and the other Loan Parties shall be in compliance with a Total Debt to EBITDA Ratio not greater than the applicable ratio set forth in Section 11.14.2 for any Computation Period as of the last day of the Computation Period,”

(e)Exhibit B of the Credit Agreement is hereby amended by amending and restating the Section 11.14.2 Total Debt to EBITDA Ratio calculation set forth in Exhibit B in its entirety as follows:

“Section 11.14.2 - Total Debt to EBITDA Ratio

(1)Total Debt                 $________
(2)EBITDA (from (A) above)            $________
Ratio of (1) and (2)                 _____ to 1

Maximum Allowed	See Section 11.14.2 for the applicable Ratio for each Computation Period”

Section 3.Representations and Warranties. The Company hereby represents and warrants to each Lender and the Administrative Agent that:

(a)The execution, delivery and performance by the Borrower of this Second Amendment is within the Borrower's corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action. This Second Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

(b)No consent or approval of any Governmental Authority or any other Person is required for the Borrower to execute, deliver and perform this Second Amendment.

(c)Each of the representations and warranties made by the Company or any Loan Party in the Credit Agreement, any Loan Document or any certificate furnished at any time under or in connection with the Credit Agreement, as applicable, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality, in all respects) on and as of the Amendment Effective Date as if made on and as of such date (except for those which expressly relate to an earlier date which shall be true as of such earlier date).

(d)No Unmatured Event of Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

Section 4.Confirmation of Loan Documents. The Company confirms and ratifies all of its obligations under the Credit Agreement and the obligations of itself and each Loan Party under each Loan Document to which it is a party.

Section 5.Conditions Precedent to Effectiveness. This Second Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have first been satisfied:

(a)Amendment. The Administrative Agent shall have received counterparts of this Second Amendment duly executed by the Company, the Required Lenders and the Administrative Agent.

(b)Representations and Warranties. Each of the representations and warranties made by the Company or any Loan Party in the Credit Agreement, any Loan Document or any certificate furnished at any time under or in connection with the Credit Agreement, as applicable, shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality, in all respects) on and as of the Amendment Effective Date as if made on and as of such date (except for those which expressly relate to an earlier date which shall be true as of such earlier date).

(c)No Event of Default. No Unmatured Event of Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

(d)Fees. The Company shall have paid to the Administrative Agent, for the account of each Lender who has delivered a signature page to this Second Amendment by 5:00 p.m. (New York time) on February 11, 2013 (each such Lender a “Consenting Lender”), an amendment fee equal to 0.125% of each Consenting Lender's Commitment, which fee shall be payable as of and on the Amendment Effective Date. Such fee shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(e)Expenses Paid. The Company shall have paid to the Administrative Agent all fees, costs, and expenses payable pursuant to this Second Amendment and the other Loan Documents, including those payable in accordance with Section 15.4 of the Credit Agreement, including the reasonable fees and out-of-pocket costs and expenses of counsel for the Administrative Agent incurred prior to or otherwise in connection with this Second Amendment to the extent invoiced to the Company.

Section 6.Effect of Amendment. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” and “this Credit Agreement” (and indirect references such as “hereunder,” “hereby,” “herein,” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. This Second Amendment is deemed to be a “Loan Document” for the purposes of the Credit Agreement.

Section 7.Miscellaneous. The jurisdiction and waiver of right to trial by jury provisions in Sections 15.18 and 15.19 of the Credit Agreement are incorporated herein by reference mutatis mutandis. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Second Amendment by signing any such counterpart. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.
BORROWER:

CENTENE CORPORATION

By: /s/ William N. Scheffel
Name: William N. Scheffel
Title: EVP, CFO & Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2]

BARCLAYS BANK PLC,
as Administrative Agent and Lender

By: /s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

U.S. Bank, National Association

By: /s/ Joseph M. Schnorr
Name: Joseph M. Schnorr
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

WELLS FARGO BANK, N.A.

By: /s/ Beth A. Tiffin
Name: Beth A. Tiffin
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

SUNTRUST BANK

By: /s/ Mary E. Coke
Name: Mary E. Coke
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

REGIONS BANK,
as Documentation Agent and Lender

By: /s/ Gregory M. Ratliff
Name: Gregory M. Ratliff
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

The PrivateBank and Trust Company, an Illinois banking corporation, as a Lender

By: /s/ Khary Kenyatta
Name: Khary Kenyatta
Title: Associate Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

FIFTH THIRD BANK

By: /s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

BOKF, N.A. dba Bank of Oklahoma

By: /s/ Bershunda J. Taylor
Name: Bershunda J. Taylor
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

LENDERS:

UNION BANK, N.A

By: /s/ Sarah Willett
Name: Sarah Willett
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]